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                                                                      EXHIBIT 10


              FOURTH AMENDMENT TO NOTE AND RESTATED LOAN AGREEMENT
              ----------------------------------------------------


         This Fourth Amendment to Note and Restated Loan Agreement (hereinafter the "Agreement") is entered into as of the 19 day of February, 2001, by and between The Huntington National Bank (hereinafter the "Bank") and Hickok Incorporated (hereinafter the "Borrower").

                                   RECITALS:
                                   ---------

         A. On or about February 28, 1997, Borrower and Bank entered into a certain Restated Loan Agreement (hereinafter the "Loan Agreement"), setting forth the terms of a certain extension of credit to Borrower by Bank; and

         B. In connection with the execution of the Loan Agreement, Borrower executed and delivered to Bank a certain Revolving Credit Note in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00) dated February 28, 1997 (hereinafter the "Revolving Note") payable on the terms and conditions set forth therein; and

         C. Borrower and Bank executed a certain FIRST MODIFICATION AND AMENDMENT TO REVOLVING CREDIT NOTE and a certain FIRST AMENDMENT TO LOAN AGREEMENT, both dated as of February 18, 1998; a certain SECOND MODIFICATION AND AMENDMENT TO REVOLVING CREDIT NOTE, a certain ADDENDUM TO NOTE and a certain SECOND AMENDMENT TO LOAN AGREEMENT, all dated as of February 26, 1999; and a certain THIRD MODIFICATION AND AMENDMENT TO REVOLVING CREDIT NOTE and a certain THIRD AMENDMENT TO LOAN AGREEMENT, both dated as of February 15, 2000, all changing certain terms of the Revolving Note and/or the Loan Agreement as further set forth therein (hereinafter collectively the "Amendments"); and

         D. Borrower has requested and Bank has agreed to further amend the Revolving Note and the Loan Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves, their successors and assigns do hereby agree, represent and warrant as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2. LOAN AGREEMENT IN EFFECT. Except as set forth herein or in the Amendments, the Loan Agreement and all documents executed in connection therewith shall remain in full force, are expressly reaffirmed and incorporated herein by this reference, and shall remain in full force and effect and continue to govern and control the relationship between Borrower and Bank. Nothing contained herein



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                                                                    EXHIBIT 10

or in the Amendments shall affect or impair any right or power which Bank may have thereunder. To the extent of any inconsistency this Agreement and the Amendments shall govern and control.

         3. AMENDMENT TO SECTION OF REVOLVING NOTE CAPTIONED PAYMENT SCHEDULE. The second sentence of the Section of the Revolving Note captioned PAYMENT SCHEDULE, as amended, shall be further to read as follows:

         Subject to an Occurrence of Default described below, and the provisions of the Loan Agreement, the outstanding principal balance, together with any accrued but unpaid interest, shall be due and payable in full on February 28, 2002.

         4. AMENDMENT TO SECTION 2.1 OF THE LOAN AGREEMENT. Section 2.1 of the Loan Agreement, as amended, shall be further amended by deleting the date "February 28, 2001" and by inserting in its place the date "February 28, 2002."

         5. AMENDMENT TO SECTION 2.4(b)(i) OF THE LOAN AGREEMENT. Section 2.4(b)(i) of the Loan Agreement shall be amended by deleting the phrase "based upon reference to information appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks)" and by inserting in its place the phrase "based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available or ceases to be used by the Bank, such other reasonably comparable money rate service as the Bank may select)."

         6. FACILITY FEE AND EXPENSES. As required under the Loan Agreement, Borrower shall pay a facility fee of $5,000.00 upon execution hereof, and shall reimburse the Bank upon demand for all out-of-pocket costs, charges and expenses of the Bank (including reasonable fees and disbursements of legal counsel to Bank in connection with the preparation, negotiation, execution and delivery of this Agreement and the other agreements or documents relating hereto or required hereby).

         7. CROSS-DEFAULT. To the extent authorized by law, Borrower agrees that a breach or default under this Agreement, the Amendments, the Revolving Note, the Loan Agreement or any other document, whether previously, now, or hereafter executed and delivered to Bank shall constitute a default under any and every other document executed and delivered to Bank by Borrower at any time.

         8. WAIVER OF CONTRIBUTION RIGHTS. Borrower waives any claim or other right it may have or hereafter acquire against any other person that is primarily or contingently liable on the Revolving Note, including without limitation any right of subrogation, reimbursement, exoneration, contribution, indemnification and any right to participation in any claim or remedy of Bank against Borrower or any collateral security therefor.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors, heirs (where appropriate) and assigns; provided,


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                                                                    EXHIBIT 10


however, that the foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder. Bank does not undertake to give or to do or refrain from doing anything directly to or for the benefit of any person other than Borrower, and, other than as described herein. Although third parties may incidentally benefit from this Agreement, there are no intended beneficiaries other than Borrower and Bank.

         10. INDULGENCE: MODIFICATIONS. No delay or failure of Bank to exercise any right, power or privilege hereunder shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of Bank hereunder are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have except as modified herein. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, the Revolving Note and any documents executed in connection therewith, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of Bank.

         11. WAIVERS VOLUNTARY. The releases and waivers contained in this Agreement are freely, knowingly and voluntarily given by each party, without any duress or coercion, after each party has had opportunity to consult with counsel and has carefully and completely read all of the terms and provisions of this Agreement.

         12. GOVERNING LAW AND VENUE. This Agreement is made in the State of Ohio and the validity of this Agreement, any documents incorporated herein or executed in connection herewith, and (notwithstanding anything to the contrary therein) the Revolving Note and all documents executed in connection therewith, and the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Ohio, without regard to principles of conflicts of law. The parties agree that all actions or proceedings arising in connection with this Agreement, any documents incorporated herein or executed in connection herewith, the Revolving Note and any and all other documents executed in connection therewith, shall be tried and litigated only in the Federal District Court for the Southern District of Ohio or the state courts of Franklin County. The parties hereto waive any right each may have to assert the doctrine of forum NON CONVENIENS or to object to venue to the extent any proceeding is brought in accordance with this Section. Service of process, sufficient for personal jurisdiction in any action against Borrower, may be made by registered or certified mail, return receipt requested, to its addresses set forth in the Loan Agreement.

         13. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         14. SEVERABILITY. Should any part, term or provision of this Agreement be by the courts determined to be illegal, unenforceable or in conflict with any law of the State of Ohio, federal law or any other applicable law, the validity and enforceability of the remaining portions or provisions of this Agreement shall not be affected thereby.

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                                                                    EXHIBIT 10


         15. FURTHER ASSURANCE. Borrower agrees to execute such other and further documents and instruments as Bank may request to implement the provisions of this Agreement.

         16. INTEGRATION. This Agreement is intended by the parties as the final expression of their agreement and therefor incorporates all negotiations of the parties hereto and is the entire agreement of the parties hereto. No party shall be bound by anything not expressed in writing. The Loan Agreement, as amended herein or in the Amendments, supersedes all prior agreements entered into by the parties except as set forth herein or in the Amendments. Borrower acknowledges that it is relying on no written or oral agreement, representation, warranty, or understanding of any kind made by Bank or any employee or agent of Bank except for the agreements by Bank set forth herein, in the Amendments, in the Revolving Note and any and all other documents executed in connection therewith. Except as expressly set forth in this Agreement or the Amendments, the Revolving Note and all other documents executed in connection therewith remain unchanged and in full force and effect.

         This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

         17. REVERSAL OF PAYMENTS. If Bank receives any payments which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any Bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments shall be reversed and continue as if such payments had not been received by Bank.

         18. WAIVER OF A JURY TRIAL. BANK AND BORROWER ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN OR AMONG THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, THE PARTIES AGREE THAT NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER THE PARTIES BELIEVE AND AGREE THAT IT SHALL BE IN THEIR BEST INTEREST TO WAIVE SUCH RIGHT, AND, ACCORDINGLY, HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL, AND FURTHER AGREE THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTE AND ALL DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR THE RELATIONSHIP AMONG BORROWER AND BANK SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

         19. WARRANT OF ATTORNEY. Borrower authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States of America after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against Borrower in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.



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                                                                    EXHIBIT 10


         IN WITNESS WHEREOF, Borrower and Bank have executed this Agreement as of the date set forth above.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        HICKOK INCORPORATED


                                        By: /s/ Robert L. Bauman
                                            ----------------------------------

                                        Name: Robert L. Bauman
                                              --------------------------------

                                        Its: President
                                             ---------------------------------

                                        THE HUNTINGTON NATIONAL BANK


                                        By: /s/ Terry D. Coreno
                                            ----------------------------------

                                        Name: Terry D. Coreno
                                              --------------------------------

                                        Its: Vice President
                                             ---------------------------------



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                                                                    EXHIBIT 10


                    ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

         The undersigned Guarantor acknowledges and consents to the foregoing amendments and modifications as set forth above, and hereby acknowledges the validity, existence and continuance of the undersigned's Continuing Guaranty Unlimited dated February 28, 1997.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        SUPREME ELECTRONICS CORP.

Signed in the presence of

/s/ Carmelita Gerome                        By: /s/ Robert L. Bauman
------------------------------              ----------------------------------
Name: Carmelita Gerome
      ------------------------          Name Robert L. Bauman

/s/ E. Nowakowski                                -------------------------------
------------------------------
Name: E. Nowakowski                     Its: Chairman
                                             ---------------------------------